SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 _______________
                                    FORM T-1
                                 _______________
                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                                 _______________

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2) |__|
                                 _______________

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)


                 Georgia                                 58-0466330
------------------------------------------  (I.R.S. employer identification no.)
 (State of incorporation or organization
      if not a U.S. national bank)

          303 Peachtree Street                             30303
------------------------------------------               (Zip Code)
                Suite 300
            Atlanta, Georgia
(Address of principal executive offices)
                                 _______________

                                  JACK ELLERIN
                                  SunTrust Bank
                               25 Park Place, N.E.
                                   24th Floor
                           Atlanta, Georgia 30303-2900
                                 (404) 588-7296
            (Name, address and telephone number of agent for service)
                                 _______________

                              BELLSOUTH CORPORATION

           A Georgia Corporation                        58-1533433
      (State or other jurisdiction of       (IRS employer identification no.)
      incorporation or organization)

         1155 Peachtree St., N.W.                       30309-3610
             Atlanta, Georgia                           (Zip Code)
 (Address of principal executive offices)
                                 _______________

                                 Debt Securities
                       (Title of the indenture securities)

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


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                                      - 2 -


1.  General information.

    Furnish the following information as to the trustee -

             Name and address of each examining or supervising authority to which it is subject.

             Department of Banking and Finance,
             State of Georgia
             Atlanta, Georgia

             Federal Reserve Bank of Atlanta
             104 Marietta Street, N.W.
             Atlanta, Georgia

             Federal Deposit Insurance Corporation
             Washington, D.C.

             Whether it is authorized to exercise corporate trust powers.

             Yes.


2.  Affiliations with obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.


3-12 No responses are included for Items 3 through 12. Responses to those Items are not required because, as provided in General Instruction B and as set forth in Item 13(b), the obligor is not in default on any securities issued under indentures under which SunTrust Bank is a trustee.


13. Defaults by the Obligor.

     (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

    There is not and has not been any default under this indenture.

     (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

    There has not been any such default.


14-15 No responses are included for Items 14 and 15. Responses to those Items are not required because, as provided in General Instruction B and as set forth in Item 13(b), the obligor is not in default on any securities issued under indentures under which SunTrust Bank is a trustee.


16.   List of Exhibits.

     List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

     (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect. (Exhibit 1 to Form T-1, filed with Registration No. 333-32106)

     (2) A copy of the certificate of authority of the trustee to commence business. (Included in Exhibit 1)

     (3) A copy of the authorization of the trustee to exercise corporate trust powers. (Included in Exhibit 1)

     (4) A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1, filed with Registration No. 333-32106)

     (5)  Not applicable.

     (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

     (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on March 31, 2001.

     (8)  Not applicable.

      (9)      Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 8th day of August, 2001.

                                 SUNTRUST BANK



                                 By:    /s/ Jack Ellerin
                                          Jack Ellerin
                                          Trust Officer

                              EXHIBIT 1 TO FORM T-1

                             ARTICLES OF ASSOCIATION
                                       OF
                                  SUNTRUST BANK


         (Exhibit 1 to Form T-1, filed with Registration No. 333-32106)

                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS

                             (Included in Exhibit 1)

                              EXHIBIT 3 TO FORM T-1


                                  AUTHORIZATION
                                       OF
                            SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS

                             (Included in Exhibit 1)

                              EXHIBIT 4 TO FORM T-1


                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK

         (Exhibit 4 to Form T-1, filed with Registration No. 333-32106)

                              EXHIBIT 5 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 6 TO FORM T-1


                               CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of the Debt Securities of BellSouth Corporation, SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

           SUNTRUST BANK



           By:      /s/ Jack Ellerin
                    Jack Ellerin
                    Trust Officer

                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION
                                   (ATTACHED)

_____
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.


SUNTRUST BANK                                           FFIEC 031
ATLANTA, GA 30302                                         RC-1
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                                                           11
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FDIC Certificate Number - 00867

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet

Dollar Amounts in Thousands
ASSETS
1.    Cash and balances due from
        depository institutions
        (from Schedule RC-A):
                                                 RCFD
      a. Noninterest-bearing balances
               and currency and coin (1)         0081     3,752,683      1.a
      b. Interest-bearing balances (2)           0071     253,289        1.b
2.    Securities:
      a. Held-to-maturity securities
         from Schedule RC-B, column A)           1754     0              2.a
      b. Available-for-sale securities
         (from Schedule RC-B, column D)          1773     17,660,633     2.b
3.    Federal funds sold and securities
         purchased under agreements to resell    1350     2,339,417      3
4.    Loans and lease financing
         receivables:(from Schedule RC-C)
      a. Loans and leases held for sale          5369     2,371,711      4.a
      b. Loans and Leases, net
           of unearned income  B528  70,147,551
4.b
      c. LESS: Allowance for loan
           and lease losses    3123     854,744
4.c
      d. Loans and leases, net of
         unearned income, allowance,
         and reserve
               (item 4.b minus 4.c)              B529     69,292,807     4.d
5.    Trading assets (from Schedule RC-D)        3545     566,751         5
6.    Premises and fixed assets
       (including capitalized leases)            2145     1,297,516       6
7.    Other real estate owned (from
        Schedule RC-V)                           2150     34,863          7
8.    Investments in unconsolidated
      subsidiaries and associated
      companies(from Schedule RC-M)              2130     0               8
9.    Customers' liability to this bank
        on acceptances outstanding               2155     103,607         9
10.   Intangible assets
      a. Goodwill                                3163     257,967        10.a
      b. Other intangible assets (from
          Schedule RC-M)                         0426     377,437        10.b
11.   Other assets (from Schedule RC-F)          2160     2,134,204      11
12.   Total assets (sum of items 1 through 11)   2170     100,442,885    12

_____
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

SUNTRUST BANK                                           FFIEC 031
ATLANTA, GA 30302                                         RC-2
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                                                           12
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FDIC Certificate Number - 00867
Schedule RC - Continued
                                                 Dollar Amounts in Thousands

LIABILITIES
13.      Deposits:
         a. In domestic offices (sum of
         totals of columns A and C from          RCON
         Schedule RC-E, part 1)                  2200     58,032,413        13.a
             (1) Noninterest-bearing (1)
                     6631     9,032,006                                   13.a.1
             (2) Interest-bearing
                     6636     49,000,407                                  13.a.2
         b. In foreign offices, Edge
         and Agreement subsidiaries, and IBFs
      (from Schedule RC-E, part II)
                                                 RCFN
                                                 2200     4,984,307         13.b
        (1) Noninterest-bearing
                     6631     0                                           13.b.1
        (2) Interest-bearing
                     6636     4,984,307                                   13.b.2


14.      Federal funds purchased and securities  RCFD
         sold under agreements to repurchase     2800     14,325,221          14
15.      Trading liabilities (from
          Schedule RC-D)                         3548              0          15
16.      Other borrowed money (includes
         mortgage indebtedness and obligations
         under capitalized leases) (from Schedule
         RC-M):                                  3190     9,862,320           16
17.      Not applicable
18.      Bank's liability on acceptances
         executed and outstanding                2920     103,607             18
19.      Subordinated notes and debentures(2)    3200     1,493,549           19
20.      Other liabilities (from Schedule RC-G)  2930     2,712,568           20
21.      Total liabilities (sum of items 13
         through 20)                             2948     91,513,985          21
22.      Minority interest in consolidated
         subsidiaries                            3000     166,493             22
EQUITY CAPITAL
23.      Perpetual preferred stock
         and related surplus                     3838     0                   23
24.      Common stock                            3230     21,600              24
25.      Surplus (exclude all surplus related
            to preferred stock)                  3839     2,516,538           25
26.      a. Retained earnings                    3632     5,262,819         26.a
         b. Accumulated other comprehensive
             income (3)                          B530     961,450           26.b
27.      Other equity capital components(4)      A130     0                   27
28.      Total equity capital (sum of items
          23 through 27)                         3210     8,762,407           28
29.      Total liabilities, minority interest,
         and equity capital
          (sum of items 21, 22 and 28)           3300     100,442,885         29

Memorandum
To be reported only with the March Report of Condition.

     1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2000

                                           RCFD        Number
                                                                  M.1
                                           ----------- --------------
                                              6724                 2
                                           ----------- --------------

1= Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2= Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3= Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4= Director's examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5= Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6= Review of the bank's financial statements by external auditors

7= Compilation of the bank's financial statements by external auditors

8= Other audit procedures (excluding tax preparation work)

9=  No external audit work


__________

     (1) Includes total demand deposits and noninterest-bearing time and savings deposits.

     (2)  Includes limited-life preferred stock and related surplus.

     (3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains(losses) on cash flow hedges, cumulative currency translation adjustments, and minimum pension liability adjustments.

     (4) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

                              EXHIBIT 8 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 9 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)